                                             EX 10.79.9
            DEVELOPMENT SERVICES AGREEMENT
                   (Lubbock, Texas)


     This Development Services Agreement (Lubbock,
Texas) ("Agreement") is made and entered into as of the 9th day of January, 1998, by and between LUBBOCK GROUP, LTD., a Texas limited partnership (hereinafter referred to as "Owner") and SOUTH BAY PARTNERS, INC., a Texas corporation ("South Bay").

     A. Owner has an interest in acquiring real property in or around the City of Lubbock, Texas
(hereinafter referred to as the "Property"), to construct thereon an Alzheimer's special care facility
("ALZ") to provide room, board, and personal care services primary to the elderly afflicted with Alzheimer's disease;

     B. Owner wishes to employ the services of South
Bay for the furnishing of services to and for the benefit of Owner in connection with the development of the Property; and

     C. The parties hereto desire to enter into this Agreement to evidence the respective rights and obligations of the parties with respect to the acquisition and development of the Property by the Owner.

     NOW, THEREFORE, for and in consideration of the premises, the mutual covenants and agreements contained herein and Ten and No/100 Dollars ($10.00) and other good and valuable consideration received by each of the parties hereto, Owner and South Bay hereby agree as follows:

     1. COMMENCEMENT DATE AND TERM. This Agreement shall become effective on the date hereof and shall continue until the ALZ has been constructed upon the Property, and the Owner accepts the completion of the final "punch list" required to be performed by the general contractor employed to construct the ALZ subject to the right of Owner to terminate this Agreement as provided herein.

     2. APPOINTMENT AND ACCEPTANCE. Owner hereby appoints South Bay to act as an agent for Owner with respect to the services to be rendered hereunder, and South Bay hereby accepts such appointment subject to the terms and conditions herein set forth.

      3. ADMINISTRATIVE AND MANAGEMENT SERVICES. South
Bay shall provide for Owner all services with respect to the Property as set forth herein and such additional duties and responsibilities as are reasonable within the general scope of such services and responsibilities. South Bays services shall be performed on behalf of Owner and shall consist of the duties -set forth below. Subject to the provisions of paragraph 4 hereof South Bay is authorized to and shall perform the following:

           (a) Negotiate in the name of and on behalf of Owner, and submit to Owner for its approval and execution, (i) an agreement for the acquisition of the Property and (ii) a construction contract with a general contractor to construct and place an ALZ into operation upon the Property.

           (b) Negotiate in the name of and on behalf
      of, Owner an agreement with an Architect
      acceptable to Owner, to provide all architectural
      services in connection with the design, planning,
      and construction of the ALZ upon the Property,
      which agreement shall also include services to be
      performed by other professional consultants
      engaged and supervised by the Architect, to-wit:
      (1) civil engineering, (2) structural
      engineering, (3) food service design, (4)
      mechanical, electrical, and plumbing engineering,
      (5)
      geotechnical services, (6) environmental testing, and such other consultants as South Bay and/or the Architect shall deem necessary or required, and Owner shall approve, in connection with the design, planning, and construction of the ALZ on the Property. Owner agrees to pay to Architect, monthly as invoiced by South Bay, for a11 fees and costs charged and approved by Owner for the services to be performed by the Architect and the other consultants engaged by the Architect, which amounts shall not be credited to and applied toward the Fee, as that term is hereinafter defined. Site plans, design drawings, and construction drawings and specifications prepared by or under the supervision of the Architect shall be subject to Owner's written approval.
      Owner shall look solely to the Architect for the content of the services performed by the Architect and the consultants engaged and/or supervised by the Architect.

           (c) Assist Owner in the preparation of a budget for the acquisition and development of the Property for the period from the date of this Agreement to the date of issuance of a certificate of occupancy by the applicable authority of the municipality in which the Property is situated and periodically (not less often than monthly) update the budget.

           (d) Provide review of construction in
      progress to assure conformance with site plan and construction drawings and specifications and adherence to budget and construction schedules.

           (e) Preparation and compilation of the
      general draw, including review of each draw request from the general contractor and other parties that contracted directly with Owner to perform services and/or supply materials to the project and give Owner its comments with respect to each such draw request.

           (f) Advise Owner concerning all insurance respecting the project, including the type and amount of insurance coverage.
          (g) Advise Owner concerning, and assist Owner in obtaining, all licenses and permits required to construct an ALZ upon the Property and place the same into operation.

          (h) Provide Owner with a monthly written report of the status of the project in such detail as Owner may reasonably request.

          (i) Provide Owner with other reasonable
     services in connection with the acquisition of the Property and construction of an ALZ thereon as may be mutually agreed to by Owner and South Bay.

          (j) Negotiate and execute in the name of Owner, for and on behalf of Owner, agreements for geotechnical services and environmental testing with firms (hereinafter referred to as "Engineering Firms") acceptable to South Bay and approved by Owner, to provide those services in connection with the development of an ALZ upon the Properly. Owner agrees to pay to said Engineering
     Firms, monthly as invoiced by South Bay, all fees and costs charged and approved by Owner for the services to be performed by the Engineering Firms, which amounts shall not be credited to and applied toward the Fee, as that term is hereinafter defined. Owner shall look solely to the Engineering Firms for the content of services performed by them.

     4. LIMITATIONS AND RESTRICTIONS. Notwithstanding any other provision of this Agreement to the contrary, South Bay shall not bind or attempt to bind Owner or incur any obligation on behalf of Owner. South Bay makes no representation or warranty to Owner respecting the total cost to acquire the Property or the cost to construct and place into operation an ALZ upon the Property.

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

     5. SOUTH BAYS FEE. In consideration for the services to be rendered by South Bay hereunder, Owner hereby agrees to pay South Bay a fee (the "Fee") in the amount of One Hundred Fifty Thousand and No/100 Dollars
($150,000.00), payable as follows: on the date the agreement to acquire the Property between Owner and the owner of the Property is closed, Owner shall pay South
Bay the sum of $37,500.00; on the date of completion of the improvements, Owner shall pay South Bay the sum of $37,495.00; and, the sum of $10,715.00 each month commencing on the fifteenth day of the first month after commencement of construction and a like amount due on the fifteenth day of each succeeding month until the total Fee has been paid. Any unpaid balance of the Fee remaining unpaid on the date a certificate of occupancy ("CO") is issued by the municipality in which the Property is situated shall be paid within thirty
(30) days following the date of the CO. Owner shall reimburse South Bay for all travel expenses and costs incurred by South Bay in the performance of its duties hereunder, monthly upon receipt of an invoice from South Bay for such costs and expenses. South Bay shall not be responsible for payment of any of Owner's acquisition, development, or operating costs, including, without limitation, those costs incurred or paid by South Bay by reason of the agreements entered into and negotiated by South Bay for the benefit of Owner.

     6. DEFAULT BY OWNER.

          (a) In the event of default by Owner
     hereunder, South Bay shall give Owner written notice of default and an opportunity to cure such default as follows:

               (i) With respect to a monetary default,
          Owner shall have fifteen (15) days to cure;
          and

               (ii) With respect to a nonmonetary
          default, Owner shall have thirty (30) days to cure; provided, however, in the event any nonmonetary default cannot reasonably be cured within the thirty (30) day period, Owner shall not be deemed in default hereunder if Owner commences to cure said nonmonetary default within said thirty (30) day period and, thereafter, diligently causes such default to be cured.

          (b) The cure period shall commence upon
     delivery of written notice of default but not later than three (3) days after such written notice is deposited in the United States mail, certified mail, return receipt requested, or upon actual receipt by the intended recipient if hand delivered.

          (c) In the event the default is not timely cured, South Bay may:

               (i) Terminate this Agreement and/or
          bring suit for damages as South Bays sole and exclusive remedies hereunder.

     7. DEFAULT BY SOUTH BAY.

          (a) In the event of default by South Bay hereunder, Owner shall give South Bay written notice of default and an opportunity to cure such default as follows:

               (i) With respect to a monetary default,
          South Bay shall have fifteen (15) days to cure; and

               (ii) With respect to a nonmonetary
          default, South Bay shall have thirty

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

          (30) days to cure; provided, however, in the event any nonmonetary default cannot reasonably be cured within the thirty (30) day period, South Bay shall not be deemed in default hereunder if South Bay commences to cure said nonmonetary default within said thirty (30) day period and, thereafter, diligently causes such default to be cured.

          (b) The cure period shall commence upon
     delivery of written notice of default but not later than three (3) days after such written notice is deposited in the United States mail, certified mail, return receipt requested, or upon actual receipt by the intended recipient if hand delivered.

          (c)     In the event the default is not
     timely cured, Owner may: (i) Terminate this Agreement and/or enforce specific performance of this Agreement as Owner's sole and exclusive remedies hereunder.

     8. TERMINATION RIGHTS. Notwithstanding anything in agreement to the contrary, if there is an event of default under that certain Credit Agreement dated as of January 7th, 1998, between Aurora Bay Investments,
L.L.C. ("Aurora Bay") and Emeritus Corporation
("Emeritus"), Emeritus may, but has no obligation to, terminate this Agreement by giving written notice of such termination directly to Owner and South Bay. Such notice shall be effective upon its delivery to Owner and South Bay. Should Emeritus exercise its termination rights hereunder, Emeritus may thereafter designate a new party to provide similar development services to Owner, upon such terms and conditions as Emeritus may stipulate. This paragraph may not be amended by Owner and South Bay without Emeritus' prior written consent, as long as any amounts are due and owing from Aurora
Bay to Emeritus under the Credit Agreement or any of the Loan Documents as that term is defined in the Credit Agreement. Upon termination hereof Owner or
Emeritus shall pay to South Bay all amounts then due hereunder, prorated for any partial monthly fee due under paragraph 5 hereof.

     9. INDEMNITY.

          (a) Owner hereby indemnifies, defends, and holds South Bay, its partners, shareholders, directors, officers, agents, and employees harmless of and from all loss, liability, costs, attorney fees, and expenses incurred, paid or suffered by South Bay and claims asserted against South Bay, its partners, shareholders, directors, officers, agents, and employees in connection with the acquisition of the Property and the construction of improvements thereon and/or claims arising out of the performance of South Bay's obligations and duties hereunder (except where arising out of the negligence or willful misconduct of South Bay or any of its employees, its partners, shareholders, directors, officers, agents, or employees).

           (b) South Bay hereby indemnifies, defends, and holds Owner, its shareholders, directors, officers, agents, and employees harmless of and from all loss, liability, costs, attorney fees, and expenses incurred, paid, or suffered by Owner and claims asserted against Owner, its shareholders, directors, agents, and employees arising out of the negligence or willful misconduct of South Bay or any of its employees or agents in the performance of South Bays obligations and duties hereunder (except where arising out of the negligence or willful misconduct of Owner or any of its employees, its shareholders, directors, agents, or employees).

    10. ARBITRATION.

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

         (a) Owner and South Bay agree to settle any and all disputes by binding arbitration as provided in this Section 9. In the event of any such unresolved dispute, arbitration may be instituted by either party hereto by giving written notice to the other party of its intention to arbitrate the matter(s) specified in the notice. If Owner and South Bay cannot agree (within fifteen (15) days from the service of such notice upon the other) as to the selection of such arbitrator, the arbitrator shall be designated in accordance with the Rules of the American Arbitration Association. Arbitration shall be conducted in accordance with the rules and procedures of the American Arbitration Association.
    The decision rendered in any arbitration proceeding hereunder shall be binding on Owner and South Bay and may be entered in any court having jurisdiction thereof. In determining any matter before them, arbitrators shall apply the provisions of this Agreement without varying therefrom in any respect.
    The arbitrators shall not have the power to add to, modify, or change any portion of this Agreement.

         (b) Owner and South Bay shall pay the fees and expenses of its own counsel and witnesses. All other fees and expenses of arbitration shall be shared equally by Owner and South Bay unless the arbitrators conclude that one party has not acted in good faith, in which event they may assign fees and expenses.

    11. MISCELLANEOUS.

         (a) All notices required or permitted
    hereunder shall be given in writing by actual delivery or by facsimile transmission, with a concurrent copy sent by certified U. S. mail, postage prepaid to Owner, by addressing the same to:

                    Lubbock Group, Ltd.
                    Attention: Jerry Erwin
                    9817 N. E. 54th Street
                    Vancouver, WA 98662
                    Fax # 360-254-1770

                    to South Bay, by addressing the
                    same to:

                    South Bay Partners, Inc.
                    Attention: Mr. Craig W. Spaulding
                    5720 LBJ Freeway
                    Suite 450, Lock Box 16
                    Dallas, Texas 75240-6339
                    Fax # 214-458-2233

or to such other address or to such other person as may be designated by notice given from time to time during the Term hereof by one party to the other. Any notice hereunder shall be deemed given upon delivery or not later than three (3) business days after depositing with the U. S. Postal Service in the manner described above.

          (b)   If  any  term  or  provision  of   this
     Agreement or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to the persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby; and, each term and provision of this Agreement shall be valid and be

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

     enforced to the fullest extent permitted by law.

          (c) This Agreement contains the entire
     agreement between the parties hereto with respect to the matters herein contained, and any agreement hereafter made shall be ineffective to effect any change or modification, in whole or in part, unless such agreement is in writing and signed by the party against whom enforcement of the change or modification is sought.

          (d) Neither Owner nor South Bay may assign all or part of this Agreement without the prior written approval of the party. This Agreement shall be binding upon and inure to the benefit of Owner and South Bay, as well as to their respective successors and assigns, where permitted hereby.

          (e) In the event of a default hereunder, if the nondefaulting party employs an attorney to enforce its rights hereunder, the defaulting party shall be liable for all reasonable attorneys' fees, court costs, and other collection expense incurred by the nondefaulting party regardless of whether a lawsuit is filed.

           (f) Time is of the essence of this
           Agreement.

          (g) THIS AGREEMENT HAS BEEN MADE AND EXECUTED
     IN, AND SHALL BE GOVERNED BY THE LAWS OF, THE
     STATE OF TEXAS.

           (h) Nothing contained herein shall be deemed to create a joint venture, partnership, or similar relationship between the parties.

           (i) South Bay is acting hereunder as the agent for Owner.

           (j) This Agreement may be executed in any number of counterparts, each of which shall constitute one and the same agreement.




















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

EXECUTED as of the date first above written.

                        OWNER:

                        LUBBOCK GROUP, LTD., a Texas
limited
                        partnership

                               By: Aurora Bay I,
L.L.C., a Washington limited
                             liability company, General
Partner

                              By:  Aurora Bay
Investments, L.L.C., Member

                              By: /s/ Jerry Erwin

----------------------------------
                                     Jerry Erwin, a
Manager


                         SOUTH BAY PARTNERS, INC., a
Texas
                         corporation

                         By:  /s/ Craig W. Spaulding

------------------------------------------------
                         Craig W. Spaulding, President





























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